Filed under Rules 497(e) and 497(k)

Registration No. 002-83631

VALIC Company I

Mid Cap Strategic Growth Fund

Science & Technology Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated July 21, 2022, to each Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2021, as supplemented and amended to date

Allianz Global Investors U.S. LLC (“AllianzGI”) currently serves as a subadviser to each Fund and is a wholly-owned subsidiary of Allianz Global Investors (“Allianz”). As noted in the supplement dated May 31, 2022, AllianzGI is disqualified from providing advisory services to U.S. registered investment funds, such as the Funds, due to pleading guilty to securities fraud. As a result, Allianz, the parent company of AllianzGI, entered into a definitive agreement with Voya Financial, Inc. (“Voya FI”), whereby Voya FI will integrate certain assets and teams comprising the substantial majority of Allianz’s U.S. business with Voya Investment Management, the asset management business of Voya FI (the “Transaction”). As part of the Transaction, the portfolio management team that currently manages each Fund will join Voya Investment Management Co. LLC (“Voya IM”). The Transaction is expected to close no later than July 25, 2022 (the “Effective Date”).

At a meeting held on July 11, 2022, the Board of Directors (the “Board”) of VALIC Company I approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Voya IM (the “New Subadvisory Agreement”) with respect to the Funds, which will become effective on the Effective Date. No changes to the portfolio management teams of the Funds are anticipated as a result of the Transaction. In addition, the level and scope of services to be rendered by Voya IM and the fees payable by VALIC to Voya IM under the New Subadvisory Agreement will remain the same as those under the current investment sub-advisory agreement between VALIC and AllianzGI.

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record as of the close of business on the Effective Date will receive a notice that explains how to access an Information Statement, which will include more information about the New Subadvisory Agreement.

On the Effective Date, all references to Allianz Global Investors U.S. LLC and AllianzGI serving as a subadviser to the Funds are hereby deleted and replaced with references to Voya Investment Management Co. LLC and Voya IM, respectively.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Mid Cap Strategic Growth Fund

Science & Technology Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated July 21, 2022, to the Funds’ Statement of Additional Information

(“SAI”), dated October 1, 2021, as supplemented and amended to date

Allianz Global Investors U.S. LLC (“AllianzGI”) currently serves as a subadviser to each Fund and is a wholly-owned subsidiary of Allianz Global Investors (“Allianz”). As noted in the supplement dated May 31, 2022, AllianzGI is disqualified from providing advisory services to U.S. registered investment funds, such as the Funds, due to pleading guilty to securities fraud. As a result, Allianz, the parent company of AllianzGI, entered into a definitive agreement with Voya Financial, Inc. (“Voya FI”), whereby Voya FI will integrate certain assets and teams comprising the substantial majority of Allianz’s U.S. business with Voya Investment Management, the asset management business of Voya FI (the “Transaction”). As part of the Transaction, the portfolio management team that currently manages each Fund will join Voya Investment Management Co. LLC (“Voya IM”). The Transaction is expected to close no later than July 25, 2022 (the “Effective Date”).

At a meeting held on July 11, 2022, the Board of Directors of VALIC Company I approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company and Voya IM with respect to the Funds, which will become effective on the Effective Date.

On the Effective Date, the following changes are made to the SAI:

In the section entitled “Investment Subadvisers,” the references to Allianz Global Investors U.S. LLC and AllianzGI in the first table are replaced with Voya Investment Management Co. LLC and Voya IM, as applicable.

In the section entitled “Investment Subadvisers,” the information with respect to AllianzGI in the second paragraph is deleted in its entirety and the following information is added:

Voya IM is a registered investment adviser and a wholly-owned subsidiary of Voya Financial, Inc.

In the section entitled “Portfolio Managers – Compensation of Portfolio Managers,” the information with respect to AllianzGI is deleted in its entirety and the following information is added:

Voya IM

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance.

Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Potential Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Funds. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds.

Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee. As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.